MFS(R)/SUN LIFE SERIES TRUST:

                                   Bond Series

                            Global Governments Series

                        Supplement to Current Prospectus:

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY


Effective May 1, 2007, the first paragraph, including all bulleted items and sub-items, under the section entitled "I-Risk Return Summary - 1: Bond Series - Principal Investment Policies and Strategies" is hereby replaced in its entirety by the following:

MFS (Massachusetts Financial Services Company, the series' investment adviser) normally invests at least 80% of the series' net assets in debt instruments.

Effective May 1, 2007, the first paragraph, including all bulleted items and sub-items, under the section entitled "I-Risk Return Summary - 7: Global Governments Series - Principal Investment Policies and Strategies" is hereby replaced in its entirety by the following:

MFS (Massachusetts Financial Services Company, the series' investment adviser) normally invests at least 80% of the series' net assets in U.S. and foreign government securities.

                The date of this supplement is February 1, 2007.